Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

EQUITYCOMPASS RISK MANAGER ETF
EQUITYCOMPASS TACTICAL RISK MANAGER ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION

DATED JANUARY 4, 2021

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the “Trust”), has approved a transaction to combine the EquityCompass Tactical Risk Manager ETF (“TERM”), an actively managed exchange-traded fund that seeks to provide exposure to U.S.-listed equity securities and to avoid large, prolonged market losses and reduce volatility, with EquityCompass Risk Manager ETF (“ERM”), an actively managed exchange-traded fund that seeks to provide exposure to U.S.-listed equity securities and to avoid large, prolonged market losses and reduce volatility. Pursuant to this transaction, TERM shareholders will become shareholders of ERM.

In order for the transaction to occur, the shareholders of TERM and ERM must approve the transaction. If approved, shares of TERM would be exchanged, on what is expected to be a tax-free basis for federal income tax purposes, for shares of ERM with an equal aggregate net asset value, and TERM shareholders will become shareholders of ERM.

A joint special meeting of shareholders of TERM and ERM for the purpose of voting on proposals for the transaction will be held. If the required approvals are obtained, it is anticipated that the transaction will be consummated shortly after the joint special shareholder meeting.

The Funds will continue sales and redemptions of shares as described in the Funds’ prospectuses. Holders of shares of TERM purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE